UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026 (March 9, 2026)

CĪON Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00941	45-3058280
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Park Avenue, 25th Floor New York, New York 10017
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 418-4700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CION	The New York Stock Exchange
7.50% Notes due 2029	CICB	The New York Stock Exchange
7.50% Notes due 2031	CICC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Monthly Base Distributions for Q2 2026

The board of directors (the “Board”) of CĪON Investment Corporation (“CION”) has delegated to CION’s executive officers the authority to determine the amount, record dates, payment dates and other terms of distributions to shareholders, which will be ratified by the Board on a quarterly basis.

On March 9, 2026, CION’s co-chief executive officers declared base distributions of $0.10 per share for each of April, May, and June 2026, which will be payable to shareholders as follows:

Declaration Date	Record Date	Payment Date	Amount Per Share
3/9/2026	4/10/2026	4/24/2026	$0.10
3/9/2026	5/15/2026	5/29/2026	$0.10
3/9/2026	6/12/2026	6/26/2026	$0.10

		Total Q2 2026:	$0.30

A copy of a press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Q4 and YE 2025 Financial Results

On March 12, 2026, CION issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In connection with its conference call to be held on March 12, 2026 to discuss its financial results for the fourth quarter and year ended December 31, 2025, CION has provided an accompanying slide presentation in the Investor Resources section of its website at www.cionbdc.com. A copy of the presentation is also attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information disclosed under this Item 2.02, including Exhibits 99.1 and 99.2 hereto, is being “furnished” and shall not be deemed “filed” by CION for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

The information in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated March 12, 2026.
99.2	CĪON Investment Corporation Fourth Quarter 2025 Earnings Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation
Date:	March 12, 2026	By:	/s/ Michael A. Reisner
Co-Chief Executive Officer